Exhibit 99.1

LIBERTY MEDIA ACQUISITION CORPORATION

INDEX TO FINANCIAL STATEMENT

Page
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of January 26, 2021	F-3
Notes to Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Liberty Media Acquisition Corporation

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Liberty Media Acquisition Corporation (the “Company”) as of January 26, 2021 and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of January 26, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2020.

Melville, NY
February 1, 2021.

LIBERTY MEDIA ACQUISITION CORPORATION

BALANCE SHEET

JANUARY 26, 2021

Assets
Cash	$3,289,567
Prepaid expenses	1,398,001
Total current assets	4,687,568
Cash Held in Trust Account	575,000,000
Total Assets	$579,687,568

Liabilities and Stockholders’ Equity
Accrued offering costs and expenses	$2,314,197
Total current liabilities	2,314,197
Deferred underwriters' discount	20,125,000
Total liabilities	22,439,197

Commitments
Common stock subject to possible redemption, 55,224,837 shares at redemption value	552,248,370

Stockholders' Equity:
Preferred stock, $0.0001 par value; 50,000,000 shares authorized; none issued and outstanding	-
Series A common stock, $0.0001 par value; 3,000,000,000 shares authorized; 2,275,163 shares issued and outstanding	228
Series B common stock, $0.0001 par value; 1,000,000,000 shares authorized; none issued and outstanding
Series C common stock, $0.0001 par value; 5,000,000,000 shares authorized; none issued and outstanding
Series F common stock, $0.0001 par value; 200,000,000 shares authorized; 14,375,000 shares issued and outstanding (1)	1,438
Additional paid-in capital	5,020,778
Accumulated deficit	(22,443)
Total stockholders’ equity	5,000,001

Total Liabilities and Stockholders’ Equity	$579,687,568

(1)      This amount includes up to 1,875,000 shares of Series F common stock subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters. On January 26, 2021, the underwriter exercised in full the over-allotment option therefore the 1,875,000 shares are no longer subject to forfeiture (as described in Note 5).

The accompanying notes are an integral part of the financial statement.

LIBERTY MEDIA ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Note 1 — Organization and Business Operation

Liberty Media Acquisition Corporation (the “Company”) is a blank check company incorporated in Delaware on November 6, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.

On November 18, 2020, the Company filed a restated certificate of incorporation to change its name from LMAC, Inc. to Liberty Media Acquisition Corporation and increased its authorized shares for Series A Common Stock from 1 billion shares to 2 billion shares; Series B Common Stock from 200 million shares to 300 million shares and Series C Common Stock from 2.4 billion shares to 5 billion shares.

On January 21, 2021, the Company filed a restated certificate of incorporation to increase its authorized shares for Series A Common Stock from 2 billion shares to 3 billion shares; Series B Common Stock from 300 million shares to 1 billion shares; Series C Common Stock remains 5 billion shares; Series F Common stock remains at 200 million and Preferred Stock remains at 50 million.

As of January 26, 2021, the Company had not commenced any operations. All activity for the period from November 6, 2020 (inception) through January 26, 2021 relates to the Company’s formation and the initial public offering (“IPO”), which is described below. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the IPO. The Company has selected December 31 as its fiscal year end.

The Company’s sponsor, Liberty Media Acquisition Sponsor LLC is a Delaware limited liability company (the “Sponsor”).

The registration statement for the Company’s IPO was declared effective on January 21, 2021 (the “Effective Date”). On January 26, 2021, the Company consummated the IPO of 57,500,000 units (the “Units” and, with respect to the shares of Series A common stock included in the Units being offered, the “Public Shares”), at $10.00 per Unit, including the underwriter exercising their full over-allotment, generating gross proceeds of $575,000,000, which is discussed in Note 3. Simultaneously with the closing of the IPO, the Company consummated the sale of 10,000,000 warrants (the “Private Placement Warrant”), at a price of $1.50 per Private Placement Warrant, which is discussed in Note 4.

Transaction costs of the IPO amounted to $32,754,187 consisting of $11,500,000 of underwriting discount, $20,125,000 of deferred underwriting discount, and $1,129,187 of other offering costs.

Following the closing of the IPO, $575,000,000 ($10.00 per Unit) from the net offering proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”) and invested in U.S. government securities,  with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations, the proceeds from the IPO will not be released from the Trust Account until the earliest to occur of: (1) the completion of the Company’s initial Business Combination January 26, 2023 (or April 26, 2023 if an agreement in principle event has occurred) and (2) the Company’s redemption of 100% of the outstanding public shares if the Company has not completed a business combination in the required time period.

LIBERTY MEDIA ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Emerging Growth Company

The Company is an “emerging growth company”, as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart Business Startups Act of 2012, ( the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

In addition, Section 102(b)(1) of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The Company intends to take advantage of the benefits of this extended transition period.

Liquidity

As of January 26, 2021, the Company had $3,289,567 in cash, and working capital of approximately $2.4 million.

The Company’s liquidity needs prior to the consummation of the IPO were satisfied through the proceeds of $25,000 from the sale of the Founders Shares (as defined in Note 5), and loan proceeds from the Sponsor of $169,933 under the Note (as defined in Note 5). Subsequent from the consummation of the Initial Public Offering, the Company’s liquidity has been satisfied through the net proceeds from the consummation of the IPO and the Private Placement held outside of the Trust Account.

Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity to meet its needs through the earlier of the consummation of a Business Combination or one year from this filing. Over this time period, the Company will be using the funds held outside of the Trust Account for paying existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Business Combination.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Use of Estimates

The preparation of financial statement in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

LIBERTY MEDIA ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash and cash equivalents. There were no cash equivalents at January 26, 2021.

Cash Held in Trust Account

At January 26, 2021, the Company had $575,000,000 in cash held in the Trust Account.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on these accounts.

Common Stock Subject to Possible Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, at January 26, 2021, 55,224,837 shares of Series A common stock subject to possible redemption are presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A - “Expenses of Offering”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the IPO and were charged to stockholders’ equity within additional paid in capital upon the completion of the IPO. Accordingly, as of January 26, 2021, offering costs in the aggregate of $32,754,187 have been charged to stockholders’ equity (consisting of $11,500,000 of underwriting discount, $20,125,000 of deferred underwriting discount, and $1,129,187 of other offering costs).

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Risk and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company's financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

LIBERTY MEDIA ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes”. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of January 26, 2021. The Company’s management determined that the United States is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of January 26, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Recent Accounting Standards

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

Note 3 — Initial Public Offering

Pursuant to the Initial Public Offering, the Company sold 57,500,000 Units, (at a price of $10.00 per Unit. Each Unit consists of one share of Series A Common Stock, par value $0.0001 per share one-fifth of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Series A Common Stock at a price of $11.50 per share.

Note 4 — Private Placement

Simultaneously with the closing of the IPO, the Sponsor purchased an aggregate of 10,000,000 Private Placement Warrants at a price of $1.50 per warrant ($15,000,000 in the aggregate), each Private Placement Warrant is exercisable to purchase one share of Series A common stock at a price of $11.50 per share. A portion of the purchase price of the Private Placement Warrants was added to the proceeds from this offering to be held in the Trust Account.

LIBERTY MEDIA ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Note 5 — Related Party Transactions

Founder Shares

On November 6, 2020, the Sponsor purchased 17,250,000 shares of the Company’s Series F common stock, par value $0.0001 per share, (the “Founder Shares”) for an aggregate price of $25,000. On November 18, 2020, the Sponsor contributed an aggregate of 2,875,000 Founder Shares to the Company’s capital for no consideration resulting in the Sponsor holding an aggregate of 14,375,000 Founder Shares, including 1,875,000 Founder Shares that are subject to forfeiture for no consideration to the extent that the underwriter's over-allotment option is not exercised in full or in part. On January 26, 2021, the underwriter exercised the full over-allotment option and therefore the 1,875,000 Founder Shares are no longer subject to forfeiture.

The Sponsor has agreed that, subject to certain limited exceptions, the Founder Shares will not be transferred, assigned, sold or released from escrow until the earlier of (A) one year after the completion of a Business Combination or (B) subsequent to a Business Combination. Notwithstanding the foregoing, if the last reported sale price of the shares of our Series A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, the converted Series A common stock will be released from the lock-up.

Promissory Note — Related Party

On November 6, 2020, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the IPO pursuant to a promissory note (the “Note”). This loan is non-interest bearing and payable on the earlier of December 31, 2021 and the completion of the IPO. On January 26, 2021, the outstanding balance on the note of $169,933 was fully repaid.

Working Capital Loans

In addition, In order to finance transaction costs in connection with a Business Combination, the initial stockholders or an affiliate of the initial stockholders or certain of the Company’s directors and officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $2,500,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.50 per warrant. The warrants would be identical to the Private Placement Warrants. As of January 26, 2021, no working capital loans have been issued.

Services Agreement and Facilities Sharing Agreement

The Company will enter into agreements that will provide that, commencing on the date that the Company’s securities are first listed on The Nasdaq Stock Market (the “Nasdaq’’) through the earlier of consummation of the initial Business Combination and the Company’s liquidation, the Company will pay Liberty Media Corporation and its subsidiary a total of $91,666 per month for office space, administrative and support services. In addition, each independent director will receive annual cash compensation of $75,000. The Sponsor, officers and directors of the Company, or LMC and its subsidiaries will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. The Company’s audit committee will review on a quarterly basis all payments that were made by the Company to the Sponsor, directors, officers of the Company or LMC and its subsidiaries.

LIBERTY MEDIA ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Forward Purchase Agreement

Prior to the IPO, the Company will enter into a forward purchase agreement (the “Forward Purchase Agreement”) under which the Sponsor (the “Forward Purchaser’’) will acquire forward purchase units (each, a “Forward Purchase Unit’’) for $250,000,000, in the aggregate, in connection with the Company's initial Business Combination. Each Forward Purchase Unit will consist of one share of Series B common stock (the “Forward Purchase Shares”), and one-fifth of one warrant to purchase one share of Series A common stock (the “Forward Purchase Warrants”), at a purchase price of $10.00 per unit, and will be sold in a private placement that will close substantially concurrently with the closing of the Company’s initial Business Combination. The terms of the Forward Purchase Warrants will generally be identical to the terms of the redeemable warrants included in the units being issued in the IPO.

In addition, the Forward Purchaser will reserve the right to provide incremental funding to the Company in connection with the Company’s initial Business Combination by purchasing additional shares of Series B common stock at a purchase price of $10.00 per share, which shares would be sold in a private placement substantially concurrently with the closing of the initial Business Combination.

The investor rights agreement whose terms are incorporated in the Forward Purchase Agreement also will provide that the Sponsor be entitled to registration rights with respect to the Forward Purchase Warrants and the shares of common stock issuable upon exercise of the Forward Purchase Warrants or upon conversion of the Series B common stock. In addition, the investor rights agreement will provide that upon certain issuances of equity securities by the Company (other than issuances due to the exercise of warrants) (each such issuance, a “Triggering Event”), the Sponsor will have certain contractual preemptive rights which are intended to allow the Sponsor to maintain its percentage ownership interest the Company’s common stock and voting stock (See Note 5).

Note 6 — Commitments & Contingencies

Registration Rights and Preemptive Rights

The holders of the Founder Shares, Forward Purchase Shares, Series B common stock, Forward Purchase Warrants, Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans, if any (and any shares of Series A common stock issuable upon the exercise of the Forward Purchase Warrants, Private Placement Warrants or warrants issued upon the conversion of Working Capital Loans and upon conversion of the Founder Shares) will be entitled to registration rights with respect to the Private Placement Warrants, Forward Purchase Warrants, warrants issued upon conversion of Working Capital Loans, if any, warrants purchased by them in the open market, and shares of Series A common stock purchased by them in the open market or issuable upon (1) conversion of the Founder Shares, (2) exercise of the Private Placement Warrants, (3) conversion of the Forward Purchase Shares and shares of Series B common stock purchased in connection with our initial business combination (if any), (4) exercise of the Forward Purchase Warrants, and (5) exercise of warrants issued upon conversion of Working Capital Loans, if any, pursuant to an investor rights agreement to be signed prior to or on the effective date of this offering requiring the Company to register such securities for resale. The holders of these securities will be entitled to make up to three demands in any 12-month period, excluding short form registration demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. The holders will also have registration rights in connection with certain hedging and financing transactions that they may enter into with respect to these securities. However, the investor rights agreement provides that the Company will not be required to effect or permit any registration or cause any registration statement to become effective until the securities covered thereby are released from their lock-up restrictions. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

LIBERTY MEDIA ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Following the consummation of the initial Business Combination, the Sponsor will have certain rights to maintain its proportionate interest in the Company’s common stock and voting stock by purchasing additional shares as a result of certain issuances by the Company. Upon certain events, our Sponsor will have the right to purchase such equity securities issuable in connection with the events (or if the issuance is shares of the Company’s Series A common stock or equity securities convertible into shares of the Company’s Series A common stock, a number of shares of our Series B common stock or equity securities convertible into shares of the Company’s Series B common stock) which will, when added to the issued and outstanding common shares beneficially owned by LMC and its wholly owned subsidiaries immediately prior to the events, result in LMC and its wholly owned subsidiaries beneficially owning the same percentage of the Company's outstanding common shares that LMC and its wholly owned subsidiaries owned immediately prior to the Triggering Event. Such right will not be applicable to the issuance of shares upon the exercise of Public Warrants or Private Placement Warrants which are outstanding prior to or issued in connection with the Company’s initial Business Combination.

Underwriting Agreement

On January 26, 2021, the Company paid a fixed underwriting discount of $0.20 per Unit, or $11,500,000 in the aggregate. Additionally, a deferred underwriting discount of $0.35 per Unit, or $20,125,000 in the aggregate, will be payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes an initial Business Combination, subject to the terms of the underwriting agreement.

Risks and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Note 7 — Stockholders’ Equity

Preferred Stock — The Company is authorized to issue 50,000,000 shares of preferred stock with a par value of $0.0001 and with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of January 26, 2021, there was no preferred stock issued or outstanding.

Series A Common Stock— The Company is authorized to issue a total of 3,000,000,000 shares of Series A common stock at par value of $0.0001 each. As of January 26, 2021, there were 2,275,163 shares of Series A common stock outstanding, excluding 55,224,837 shares of Series A common stock subject to possible redemption.

Series B Common Stock— The Company is authorized to issue a total of 1,000,000,000 shares of Series B common stock at par value of $0.0001 each. As of January 26, 2021, there was no shares of Series B common stock issued or outstanding.

Series C Common Stock— The Company is authorized to issue a total of 5,000,000,000 shares of Series C common stock at par value of $0.0001 each. As of January 26, 2021, there was no shares of Series C common stock issued or outstanding.

Series F Common Stock—The Company is authorized to issue a total of 200,000,000 shares of Series F common stock at par value of $0.0001 each. As of January 26, 2021, there were 14,375,000 shares of Series F common stock issued and outstanding.

LIBERTY MEDIA ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional Public Warrants will be issued upon separation of the Units and only whole Public Warrants will trade. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination and (b) 12 months from the consummation of the IPO; provided in each case that the Company has an effective registration statement under the Securities Act covering the shares of Series A common stock issuable upon exercise of the Public Warrants and a current prospectus relating to them is available and such shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder (or the Company permits holders to exercise their Public Warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 20 business days after the consummation of its initial Business Combination, the Company will use its commercially reasonable efforts to file with the SEC and have an effective registration statement covering the shares of Series A common stock issuable upon exercise of the warrants and will use its commercially reasonable efforts to cause the same to become effective within 60 business days after the consummation of the Company’s initial Business Combination and to maintain a current prospectus relating to those shares of Series A common stock until the warrants expire or are redeemed. If the shares issuable upon exercise of the warrants are not registered under the Securities Act in accordance with the above requirements, the Company will be required to permit holders to exercise their warrants on a cashless basis. However, no warrant will be exercisable for cash or on a cashless basis, and the Company will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration is available. Notwithstanding the above, if the Company’s shares of Series A common stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, it will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, it will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

The warrants have an exercise price of $11.50 per share, subject to adjustments, and will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation. In addition, if (x) the Company issues additional shares of Series A common stock or equity-linked securities, excluding Forward Purchase Units, for capital raising purposes in connection with the consummation of the initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Series A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or LMC and its subsidiaries, without taking into account any Founder Shares held by the Sponsor or LMC and its subsidiaries, as applicable) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances, excluding the Forward Purchase Units, represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Series A common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger prices described below under “Redemption of warrants when the price per share of Series A common stock equals or exceeds $18.00” and “Redemption of warrants when the price per share of Series A common stock equals or exceeds $10.00” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, and the $10.00 per share redemption trigger price described below under “Redemption of warrants when the price per share of Series A common stock equals or exceeds $18.00” will be adjusted (to the nearest cent) to be equal to the higher of the Market Value and the Newly Issued Price.

LIBERTY MEDIA ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

The Private Placement Warrants are identical to the Public Warrants, except that the Private Placement Warrants and the shares of Series A common stock issuable upon exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be non-redeemable so long as they are held by the Sponsor or its permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

Redemption of warrants when the price per share of Series A common stock equals or exceeds $18.00:

Once the warrants become exercisable, the Company may redeem the outstanding warrants (except as described herein with respect to the Private Placement Warrants):

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon a minimum of 30 days' prior written notice of redemption to each warrant holder; and

•	if, and only if, the last reported sale price of the Series A common stock equals or exceeds $18.00 per share (as adjusted) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

The Company will not redeem the warrants for cash unless a registration statement under the Securities Act covering the issuance of the shares of Series A common stock issuable upon exercise of the warrants is then effective and a current prospectus relating to those shares of common stock is available throughout the 30-day redemption period, except if the warrants may be exercised on a cashless basis and such cashless exercise is exempt from registration under the Securities Act. If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

If the Company calls the warrants for redemption as described above, the management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In determining whether to require all holders to exercise their warrants on a “cashless basis,” the management will consider, among other factors, the cash position, the number of warrants that are outstanding and the dilutive effect on our stockholders of issuing the maximum number of shares of Series A common stock issuable upon the exercise of our warrants. In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of Series A common stock equal to the lesser of (A) the quotient obtained by dividing (x) the product of the number of shares of Series A common stock underlying the warrants, multiplied by the excess of the “fair market value” of the Series A common stock (defined below) over the exercise price of the warrants by (y) the fair market value and (B) the product of 0.361 and the number of shares of Series A common stock underlying the warrants.

LIBERTY MEDIA ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Redemption of warrants when the price per share of Series A common stock equals or exceeds $10.00:

Once the warrants become exercisable, the Company may redeem the outstanding warrants (except as described herein with respect to the Private Placement Warrants):

•	in whole and not in part;

•	at a price of $0.10 per warrant provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares of Series A common stock to be determined by reference to an agreed table based on the redemption date and the “fair market value” (as defined below) of Series A common stock;

•	upon a minimum of 30 days’ prior written notice of redemption;

•	if, and only if, the last reported sale price of our Series A common stock equals or exceeds $10.00 per share (as adjusted) on the trading day prior to the date on which the Company sends the notice of redemption to the warrant holders; and

•	if, and only if, there is an effective registration statement covering the issuance of the shares of Series A common stock issuable upon exercise of the warrants and a current prospectus relating thereto available throughout the 30-day period after written notice of redemption is given.

The “fair market value” of our Series A common stock for the above purpose shall mean the volume weighted average price of our Series A common stock during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants. This redemption feature differs from the typical warrant redemption features used in other blank check offerings. The Company will provide its warrant holders with the final fair market value no later than one business day after the 10-trading day period described above ends. In no event will the warrants be exercisable in connection with this redemption feature for more than 0.361 shares of Series A common stock per warrant (subject to adjustment).

In no event will the Company be required to net cash settle any warrant. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

Note 8 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based on this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.